Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2013
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.19%	(6.66)%	(1.39)%	0.21%	0.61%
Return on equity (ratio of net income (loss) to average equity) (1)	1.55	(50.32)	(10.20)	1.56	4.61
Net interest rate spread (1)	3.39	3.51	3.69	4.04	4.18
Net interest margin (1)	3.45	3.58	3.76	4.11	4.26
Efficiency ratio, less goodwill impairment	90.40	104.78	105.04	87.07	78.00
Noninterest expense to average total assets, less goodwill impairment (1)	3.61	4.05	4.26	3.68	3.49
Average interest–earning assets to average interest–bearing liabilities	120.81	123.20	123.54	123.50	122.46
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	347	352	347	350	353

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$17,742	$20,361	$19,619	$17,679	$24,037
Interest-bearing deposits in other financial institutions	293,386	255,403	217,110	203,028	154,043
Securities, at fair value	61,273	77,832	81,748	75,040	81,241
Loans held-for-sale	55	2,166	551	505	521
Loans receivable, net	1,004,404	1,030,465	1,080,489	1,118,928	1,177,719
Other real estate owned, net	8,088	10,358	14,994	17,251	20,189
Stock in Federal Home Loan Bank, at cost	7,566	8,412	9,067	10,160	11,336
Premises and equipment, net	37,530	38,251	38,555	38,934	39,044
Intangible assets	2,882	3,038	3,195	3,351	3,508
Bank owned life insurance	21,715	21,645	21,562	21,453	21,333
FDIC prepaid expense	2,188	2,658	3,118	3,738	4,027
Income tax receivable	—	461	461	694	1,353
Other assets	9,306	10,142	9,403	11,433	10,786
Total assets	$1,466,135	$1,481,192	$1,499,872	$1,522,194	$1,549,137

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,271,550	$1,282,351	$1,278,196	$1,289,467	$1,320,580
Borrowings	2,740	5,567	6,946	10,081	9,995
Other liabilities	18,206	20,384	16,733	19,703	16,451
Total liabilities	1,292,496	1,308,302	1,301,875	1,319,251	1,347,026
Stockholders’ equity	173,639	172,890	197,997	202,943	202,111
Total liabilities and stockholders’ equity	$1,466,135	$1,481,192	$1,499,872	$1,522,194	$1,549,137
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,713	$13,801	$14,468	$15,824	$16,634
Total interest expense	994	1,059	1,036	1,112	1,240
Net interest income before provision	11,719	12,742	13,432	14,712	15,394
Provision for loan losses	722	24,328	4,453	1,745	996
Net interest income	10,997	(11,586)	8,979	12,967	14,398
Noninterest income	2,866	1,771	1,831	1,418	1,832
Noninterest expense	13,185	15,207	16,032	14,044	13,436
Income (loss) before income tax	678	(25,022)	(5,222)	341	2,794
Income tax expense (benefit)	—	—	—	(457)	457
Net income (loss)	$678	$(25,022)	$(5,222)	$798	$2,337
Basic earnings (loss) per common share	$0.03	$(1.25)	$(0.26)	$0.04	$0.12
Diluted earnings (loss) per common share	$0.03	$(1.25)	$(0.26)	$0.04	$0.12

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$499	$550	$548	$521	$557
Other fee income	375	380	374	383	385
Insurance commissions and annuities income	109	151	125	112	122
Gain on sales of loans, net	1,417	246	210	118	267
Gain (loss) on disposition of premises and equipment	—	8	(7)	(157)	—
Loan servicing fees	123	115	124	119	128
Amortization of servicing assets	(59)	(68)	(61)	(67)	(69)
Recovery (impairment) of servicing assets	26	(17)	6	(31)	(13)
Earnings on bank owned life insurance	70	83	109	120	126
Trust income	181	188	171	190	184
Other	125	135	232	110	145
Total noninterest income	$2,866	$1,771	$1,831	$1,418	$1,832

Noninterest Expense
Compensation and benefits	$6,752	$6,278	$6,353	$6,481	$6,679
Office occupancy and equipment	1,948	2,019	1,904	2,105	2,032
Advertising and public relations	146	258	145	224	106
Information technology	749	813	880	825	848
Supplies, telephone, and postage	461	413	372	362	390
Amortization of intangibles	156	156	156	157	163
Nonperforming asset management	694	1,126	1,728	1,117	1,240
Loss (gain) on sales of other real estate owned	69	379	(42)	54	(139)
Valuation adjustments of other real estate owned	89	1,783	2,352	1,036	389
Operations of other real estate owned	353	344	432	601	302
FDIC insurance premiums	492	480	642	309	348
Other	1,276	1,158	1,110	773	1,078
Total noninterest expense	$13,185	$15,207	$16,032	$14,044	$13,436

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate loans	$209,540	$218,596	$238,810	$252,034	$262,263
Multi–family mortgage loans	338,502	352,019	374,164	390,112	410,341
Nonresidential real estate loans	261,207	264,672	288,976	299,567	308,094
Construction and land loans	6,933	8,552	13,774	15,391	19,283
Commercial loans	55,362	61,388	61,053	68,510	81,998
Commercial leases	147,168	139,783	121,200	121,356	124,319
Consumer loans	2,414	2,745	2,273	2,055	2,211
	1,021,126	1,047,755	1,100,250	1,149,025	1,208,509
Net deferred loan origination costs	731	745	827	781	848
Allowance for loan losses	(17,453)	(18,035)	(20,588)	(30,878)	(31,638)
Loans, net	$1,004,404	$1,030,465	$1,080,489	$1,118,928	$1,177,719

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$4,601	$3,864	$3,785	$4,653	$3,985
Multi–family mortgage loans	7,108	3,453	6,843	2,132	4,287
Nonresidential real estate loans	9,298	10,464	1,253	7,497	6,988
Construction and land loans	55	—	18	33	52
Commercial loans	45,822	42,352	37,898	33,388	62,073
Commercial leases	30,047	37,893	20,748	17,111	12,519
Consumer loans	874	1,262	1,253	932	1,358
	$97,805	$99,288	$71,798	$65,746	$91,262

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$13,365	$14,102	$13,409	$15,320	$12,433
Multi–family mortgage loans	20,485	19,366	20,384	23,684	14,266
Nonresidential real estate loans	12,318	20,874	5,808	13,267	10,758
Construction and land loans	892	1,435	78	1,448	340
Commercial loans	51,984	40,864	42,200	46,617	75,324
Commercial leases	24,685	17,194	20,909	20,046	25,119
Consumer loans	886	1,024	970	1,134	1,312
	$124,615	$114,859	$103,758	$121,516	$139,552

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,362	$2,873	$2,446	$2,861	$327
Multi–family mortgage loans	4,025	7,291	2,747	4,127	1,894
Nonresidential real estate loans	4,913	10,930	1,661	7,666	5,261
Construction and land loans	842	1,345	34	2	2
Commercial loans	6,480	7,720	7,150	8,206	9,720
Commercial leases	—	32	54	165	196
Consumer loans	2	9	6	7	6
	$17,624	$30,200	$14,098	$23,034	$17,406
(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$5,988	$7,299	$11,334	$14,214	$11,602
Multi–family mortgage loans	10,822	3,517	11,501	12,640	13,264
Nonresidential real estate loans	6,182	8,985	25,541	30,096	32,892
Construction and land loans	1,575	2,210	3,584	4,005	3,263
Commercial loans	883	256	747	3,533	3,527
Commercial leases	—	—	68	159	22
Consumer loans	11	—	6	13	8
Nonaccrual loans	25,461	22,267	52,781	64,660	64,578

Loans held-for-sale	15	1,752	—	—	—

Other real estate owned:
One–to–four family residential real estate loans	1,515	1,760	2,420	3,365	4,251
Multi–family real estate	—	720	1,985	2,645	3,005
Nonresidential real estate	2,896	3,504	4,244	4,496	4,756
Land	1,144	1,323	1,761	1,665	1,712
Other real estate owned	5,555	7,307	10,410	12,171	13,724
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	31,031	31,326	63,191	76,831	78,302

Purchased impaired loans:
One–to–four family residential real estate loans	$388	$380	$2,125	$2,297	$3,670
Multi–family mortgage loans	—	—	1,528	1,491	1,454
Nonresidential real estate loans	2,554	2,568	2,610	2,661	3,308
Construction and land loans	1,021	1,021	1,634	2,324	4,859
Commercial loans	21	20	357	677	841
Purchased impaired loans	3,984	3,989	8,254	9,450	14,132
Purchased other real estate owned:
One–to–four family residential real estate	205	320	320	535	721
Nonresidential real estate	372	462	577	927	2,264
Land	1,956	2,269	3,687	3,618	3,480
Purchased other real estate owned	2,533	3,051	4,584	5,080	6,465
Purchased impaired loans and OREO	6,517	7,040	12,838	14,530	20,597
Nonperforming assets	$37,548	$38,366	$76,029	$91,361	$98,899

Asset Quality Ratios
Nonperforming assets to total assets	2.56%	2.59%	5.07%	6.00%	6.38%
Nonperforming assets to total assets (1)	2.12	2.11	4.21	5.05%	5.05%
Nonaccrual loans to total loans	2.89	2.67	5.55	6.45	6.51
Nonaccrual loans to total loans (1)	2.49	2.29	4.80	5.63	5.34
Allowance for loan losses to nonaccrual loans	59.24	64.39	33.73	41.67	40.20
Allowance for loan losses to nonaccrual loans (1)	68.51	75.09	39.01	47.75	48.99

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$4,539	$8,100	$3,810	$1,448	$14,131
60 – 89 days past due	425	2,652	230	108	157
Matured Loans	2,670	3,550	7,801	2,553	10,008
	$7,634	$14,302	$11,841	$4,109	$24,296

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$18,035	$20,588	$30,878	$31,638	$31,726
Charge offs:
One–to–four family residential real estate loans	(369)	(7,958)	(3,145)	(591)	(672)
Multi–family mortgage loans	(236)	(4,355)	(2,159)	(135)	(554)
Nonresidential real estate loans	(79)	(10,097)	(5,435)	(2,202)	(433)
Construction and land loans	(927)	(3,273)	(806)	(185)	(47)
Commercial loans	(19)	(1,255)	(3,536)	(31)	(138)
Commercial leases	—	(53)	(68)	—	—
Consumer loans	—	(8)	(72)	(11)	(12)
	(1,630)	(26,999)	(15,221)	(3,155)	(1,856)
Recoveries:
One–to–four family residential real estate loans	242	41	7	74	111
Multi–family mortgage loans	57	48	11	96	384
Nonresidential real estate loans	19	6	7	284	31
Construction and land loans	2	2	6	58	184
Commercial loans	5	16	421	132	57
Commercial leases	—	—	—	—	—
Consumer loans	1	5	26	6	5
	326	118	478	650	772
Net charge–offs	(1,304)	(26,881)	(14,743)	(2,505)	(1,084)
Provision for loan losses	722	24,328	4,453	1,745	996
Ending balance	$17,453	$18,035	$20,588	$30,878	$31,638

Allowance for loan losses to total loans	1.71%	1.72%	1.87%	2.69%	2.62%
Net charge–off ratio (1)	0.51	9.97	5.24	0.85	0.35

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$131,856	$134,597	$134,474	$140,801	$144,182
Savings deposits	148,184	144,726	143,212	144,875	147,706
Money market accounts	345,591	349,092	346,989	347,889	343,826
Interest–bearing NOW accounts	348,059	348,683	340,425	336,629	338,269
Certificates of deposits	297,860	305,253	313,096	319,273	346,597
	$1,271,550	$1,282,351	$1,278,196	$1,289,467	$1,320,580
SELECTED AVERAGE BALANCES
Total average assets	$1,462,119	$1,503,759	$1,504,438	$1,525,626	$1,541,815
Total average interest–earning assets	1,379,156	1,416,629	1,419,829	1,440,147	1,454,117
Average loans	1,028,907	1,078,708	1,125,600	1,184,803	1,236,234
Average securities	73,284	80,485	74,260	77,077	88,448
Average stock in FHLB	8,026	8,761	9,614	10,741	13,868
Average other interest–earning assets	268,939	248,675	210,355	167,526	115,567
Total average interest–bearing liabilities	1,141,625	1,149,888	1,149,304	1,166,111	1,187,446
Average interest–bearing deposits	1,138,438	1,143,586	1,141,855	1,156,355	1,178,263
Average borrowings	3,187	6,302	7,449	9,756	9,183
Average stockholders’ equity	174,766	198,908	204,857	204,709	202,935

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.74%	3.88%	4.05%	4.42%	4.60%
Average loans	4.84	4.91	4.94	5.20	5.24
Average securities	1.39	1.55	1.83	2.02	2.01
Average other interest–earning assets	0.27	0.41	0.26	0.28	0.25
Total average interest–bearing liabilities	0.35	0.26	0.36	0.38	0.42
Average interest–bearing deposits	0.35	0.36	0.35	0.38	0.41
Average borrowings	1.02	1.52	1.39	1.15	1.14
Net interest rate spread	3.39	3.51	3.69	4.04	4.18
Net interest margin	3.45	3.58	3.76	4.11	4.26
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.84%	11.67%	13.20%	13.33%	13.05%
Tangible equity to tangible total assets (end of period)	11.67	11.49	13.02	13.14	12.85
Risk–based total capital ratio	18.59	18.01	19.53	19.16	17.93
Risk–based tier 1 capital ratio	17.33	16.75	18.27	17.90	16.67
Tier 1 leverage ratio	11.62	11.43	12.95	13.07	12.79
Tier 1 capital	$169,763	$168,734	$193,517	$198,213	$197,319
BankFinancial FSB
Risk–based total capital ratio	15.84%	15.32%	16.96%	16.67%	15.56%
Risk–based tier 1 capital ratio	14.59	14.07	15.70	15.40	14.29
Tier 1 leverage ratio	9.77	9.60	11.13	11.25	10.97
Tier 1 capital	$142,861	$141,629	$166,248	$170,573	$169,242

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.09	$7.42	$8.79	$7.53	$6.62
High	8.40	8.85	9.24	7.56	7.05
Low	7.19	6.62	7.31	5.66	5.25
Book value per share	$8.24	$8.20	$9.40	$9.64	$9.59
Tangible book value per share	$8.10	$8.06	$9.24	$9.47	$9.42
Cash dividends declared on common stock	$—	$—	$0.01	$0.01	$0.01
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$678	$(25,022)	$(5,222)	$798	$2,337
Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,108,938)	(1,133,374)	(1,157,974)	(1,209,023)	(1,233,359)
Unvested restricted stock shares	—	—	—	(3,524)	(4,334)
Weighted average common shares outstanding	19,964,028	19,939,592	19,914,992	19,860,419	19,835,273
Plus: Dilutive common shares equivalents	—	—	—	—	807
Weighted average dilutive common shares outstanding	19,964,028	19,939,592	19,914,992	19,860,419	19,836,080
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	—	141,000	1,881,053	2,055,553
Weighted average exercise price of anti–dilutive options	$—	$—	$17.21	$16.58	$16.53
Basic earnings (loss) per common share	$0.03	$(1.25)	$(0.26)	$0.04	$0.12
Diluted earnings (loss) per common share	$0.03	$(1.25)	$(0.26)	$0.04	$0.12

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses,from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2013	2012
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$678	$(25,022)	$(5,222)	$341	$2,794
Provision for loan losses	722	24,328	4,453	1,745	996
	1,400	(694)	(769)	2,086	3,790
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	(1,300)	—	—	—	—
Nonperforming asset management	694	1,126	1,728	1,117	1,240
Loss (gain) on sale of other real estate owned	69	379	(42)	54	(138)
Valuation adjustments of other real estate owned	89	1,783	2,352	1,036	389
Operations of other real estate owned	353	344	432	601	301
	(95)	3,632	4,470	2,808	1,792
Pre–tax pre–provision earnings from core operations	$1,305	$2,938	$3,701	$4,894	$5,582

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.36%	0.78%	0.98%	1.28%	1.45%

(1)	Annualized